February 22, 1999


Dear Stockholder:

      You are cordially invited to attend the Special Meeting of Stockholders of Mystic Financial, Inc. (the "Company"), the holding company for Medford Co-operative Bank (the "Bank"), Medford, Massachusetts, which will be held on March 24, 1999 at the Bank's Salem Street office, 201 Salem Street, Medford, Massachusetts 02155, at 10:00 a.m. Eastern Time (the "Special Meeting").

      The attached Notice of Special Meeting and Proxy Statement describe the formal business that we will transact at the Special Meeting. In addition to the formal items of business, directors and officers of the Company will be present to answer your questions.

      The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Special Meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each of these matters.

      Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Special Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Special Meeting but will assure that your vote is counted if you cannot attend.

      On behalf of the Board of Directors and the employees of Mystic Financial, Inc. and Medford Co-operative Bank, we thank you for your continued support and look forward to seeing you at the meeting.


                                       Sincerely yours,




                                       Robert H. Surabian
                                       President and Chief Executive Officer


                           Mystic Financial, Inc.
                               60 High Street
                        Medford, Massachusetts 02155
                               (781) 395-2800


                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


      We will hold the Special Meeting of Stockholders on March 24, 1999 at Medford Co-operative Bank's Salem Street office, 201 Salem Street, Medford, Massachusetts 02155, at 10:00 a.m., Eastern Time. At the Special Meeting, we will ask you to:

*     Approve the proposed Mystic Financial, Inc. 1999 Stock Option Plan;

* Approve the proposed Mystic Financial, Inc. 1999 Recognition and Retention Plan; and

* Authorize the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting, and at any adjournment or postponement.

      You may vote at the Special Meeting if you were a stockholder of the Company at the close of business on February 5, 1999, the record date.


                                       By Order of the Board of Directors,




                                       Lorraine P. Silva
                                       Secretary

Medford, Massachusetts
February 22, 1999


============================================================================
You are cordially invited to attend the Special Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the Special Meeting.
============================================================================


                           MYSTIC FINANCIAL, INC.

                           PROXY STATEMENT FOR THE
                       SPECIAL MEETING OF STOCKHOLDERS

                        To Be Held on March 24, 1999


                             GENERAL INFORMATION

General

      We sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Special Meeting. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card.

      We began mailing this Proxy Statement, the Notice of Special Meeting and the enclosed proxy card on or about February 22, 1999 to all stockholders entitled to vote. If you owned the Company's Common Stock at the close of business on February 5, 1999, the record date, you are entitled to vote at the Special Meeting. On the record date, there were 2,573,555 shares of Common Stock outstanding.

Quorum Requirement

      A quorum of stockholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of Common Stock of the Company entitled to vote are represented in person or by proxy at the Special Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Special Meeting.

Voting Rights

      You are entitled to one vote at the Special Meeting for each share of the Company's Common Stock that you owned of record at the close of business on February 5, 1999. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

      You may vote your shares at the Special Meeting in person or by proxy. To vote in person, you must attend the Special Meeting, and obtain and submit a ballot, which we will provide to you at the Special Meeting. To vote by proxy, you must complete and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR each of the proposals identified in the Notice of the Special Meeting.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Special Meeting, other than those listed in the Notice of the Special Meeting.

Vote Required

      The vote required for each proposal is set forth in the discussion of the proposal under the caption "--Vote Required."

Confidential Voting Policy

      The Company maintains a policy of keeping stockholder votes confidential. We only let our Inspectors of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

Revoking Your Proxy

      You may revoke your proxy at any time before it is exercised by:

*     Filing with the Company a letter revoking the proxy;
*     Submitting another signed proxy with a later date; and
* Attending the Special Meeting and voting in person, if you file a written revocation with the Secretary of the Special Meeting prior to the voting of such proxy.

      If your shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote personally at the Special Meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

Solicitation of Proxies

      The Company will pay the costs of soliciting proxies from its stockholders. Directors, officers or employees of the Company and the Bank may solicit proxies by:

*     mail;
*     telephone; and
*     other forms of communication.

      We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. The Company has hired MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee not to exceed $4,000, plus out-of-pocket expenses.

Interest of Persons in Matters to be Acted Upon

      Directors and officers of the Bank and the Company will be granted stock options and restricted stock awards under the Stock Option Plan and Recognition Plan being presented for approval in Proposals 1 and 2, if the stockholders approve the Plans.



       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders of the Company

      The following table contains stockholder information for persons known to the Company to "beneficially own" 5% or more of the Company's common
stock as of February 1, 1999.   In general, beneficial ownership includes
those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options). Two or more persons may be considered the beneficial owner of the same share. We obtained the information provided in the following table from filings with the Securities and Exchange Commission (the "SEC") and with the Company. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                            Name and Address of          Amount and Nature of
  Title of Class             Beneficial Owner            Beneficial Ownership    Percent
----------------------------------------------------------------------------------------

Common Stock, $.01    Mystic Financial, Inc. Employee         216,890(1)          8.43%
 par value            Stock Ownership Plan Trust
                      Marine Midland Bank
                      140 Broadway
                      New York, NY 10005

Common Stock, $.01    Thomson Horstman & Bryant, Inc.         170,000(2)          6.60%
 par value            Park 80 West, Plaza Two
                      Saddle Brook, NJ  07663


--------------------
<F1>  The Mystic Financial, Inc. Employee Stock Ownership Plan ("ESOP") is
      administered by the compensation committee of the Company's Board of Directors (the "Compensation Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which Marine Midland Bank, serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from the Company, initially placed these shares in a suspense account for future allocation and intends to allocate them to employees participating in the ESOP over a period of years as its acquisition debt is retired. The ESOP Trustee is the beneficial owner of the shares held in the ESOP Trust. The terms of the ESOP Trust Agreement provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the ESOP Trustee will vote, tender or exchange shares of Common Stock held in the ESOP Trust allocated to participants' accounts in accordance with instructions received from the participants. As of December 31, 1998, 21,689 shares have been allocated to the accounts of the ESOP participants.
<F2>  Based on a Schedule 13G filed with the SEC on January 28, 1999,
      Thomson Horstman & Bryant, Inc. is a Delaware corporation which is an investment advisor registered under the Investment Advisors Act of 1940.

Security Ownership of Management

      The following table shows the Company's common stock beneficially owned by each director and executive officer, and all directors and executive officers of the Company as a group, as of February 1, 1999.
Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.

                                                                        Amount and      Percent of
                                                                          Nature          Common
                                             Position with             of Beneficial       Stock
Name                                         the Company(1)            Ownership(2)     Outstanding
----------------------------------------------------------------------------------------------------

Julie Bernardin                      Director                             2,400(3)            0.09%
Frederick N. Dello Russo             Director                             2,500(4)            0.10
Ralph W. Dunham                      Executive Vice President, Chief
                                     Financial Officer and Treasurer      6,000(5)            0.23
John A. Hackett                      Director                             5,300(6)            0.21
Richard M. Kazanjian                 Director                            17,500(7)            0.68
John W. Maloney                      Director                            10,100(8)            0 39
John J. McGlynn                      Chairman of the Board               11,200(9)            0.44
Lorraine P. Silva                    Director                            20,000(10)           0.78
Robert H. Surabian                   President, Chief Executive
                                     Officer and Director                61,000(11)           2.37
Robert B. Risman                     Director Emeritus                   10,000               0.39
All directors and executive
 officers as a group (14 persons)                                       362,690(12)          14.09%

--------------------
<F1>  Titles are for both the Company and the Bank.
<F2>  See "Principal Stockholders of the Company" for a definition of
      "beneficial ownership."
<F3>  Includes 1,900 shares held in Ms. Bernardin's individual retirement account ("IRA").
<F4>  Includes 1,500 shares jointly owed with his spouse.  Includes 1,000 shares held in Mr. Dello Russo's employer's profit sharing plan.
<F5>  Includes 1,584 shares held in Mr. Dunham's IRA and 200 shares held by
      Mr. Dunham as custodian for his two children.
<F6>  Includes 2,500 shares held in Mr. Hackett's IRA, 2,500 shares held in his spouse's IRA, 200 shares jointly held with his spouse, and 100 shares which Mr. Hackett holds as custodian for his minor child.
<F7>  Includes 14,100 shares jointly owned by Mr. Kazanjian and his spouse,
      2,400 shares held in Mr. Kazanjian's IRA and 1,000 shares held in his spouse's IRA.
<F8>  Includes 10,000 shares held in Mr. Maloney's employer's profit sharing plan.
<F9>  Includes 9,400 shares jointly owned by Mr. McGlynn and his spouse and
      1,800 shares owned by Mr. McGlynn's spouse.
<F10> Includes 10,000 shares owned by Mrs. Silva's  spouse.
<F11> Includes 30,000 shares owned by Mr. Surabian's spouse.
<F12> The amount of shares for all directors and executive officers as a group includes 216,890 shares held by the ESOP Trust, over which the Compensation Committee (consisting of Mr. Hackett, Mr. McGlynn and Ms. Silva) may be deemed to have sole "investment power," thereby causing each committee member to be deemed a beneficial owner. Each committee member disclaims beneficial ownership of these shares. The individual participants in the ESOP have shared voting power with the ESOP Trustee with respect to the unallocated shares held in the ESOP Trust. As of December 31, 1998, 21,689 shares have been allocated to the accounts of the ESOP participants.

              COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

      Fee Arrangements. Currently, each director of the Bank receives the following fees:

*     an annual retainer of $7,200;
*     fees of $400 per Board meeting attended; and
*     fees ranging from $650 to $950 monthly for committee meetings.

      In addition to the fees listed above, the Bank pays a $6,000 additional annual retainer to the Chairman of the Board and a $1,200 additional annual retainer to the Clerk of the Board. Total directors fees for fiscal 1998 were $68,200 and total committee fees were $62,870. The Company does not compensate directors of the Company for their services, but anticipates that the directors will be covered by the Stock Option Plan and Recognition and Retention Plan under consideration at the Special Meeting.

Executive Compensation

      Cash Compensation. The following table shows the cash compensation paid during the fiscal years ended June 30, 1998, and 1997, to the named executive.

                         Summary Compensation Table

                          Annual Compensation(1)(2)
                   ----------------------------------------------------------------------------
                                                                           Other
                                                                           Annual       LTIP         All Other
        Name and Principal                                              Compensation    Payouts    Compensation
            Positions                  Year    Salary($)    Bonus($)        ($)         ($)           ($)(3)
---------------------------------------------------------------------------------------------------------------

Robert H. Surabian,                    1998     153,360      47,000         -           -             8,112
 President and Chief Executive         1997     148,896      37,000         -           -             7,500
 Officer


Ralph W. Dunham,                       1998      98,633      10,000         -           -             5,367
 Chief Financial Officer, Executive    1997      93,600       9,400         -           -             4,750
 Vice President and Treasurer

--------------------
<F1>  Under Annual Compensation, the column titled "Salary" includes base salary and payroll deductions for health insurance under the Bank's health insurance plan and pre-tax contributions to the Bank's 401(k) Plan. The amounts under "Bonus" include a stipend of $17,500 to be paid annually for a ten-year period by the Bank to Mr. Surabian to cover premiums due on a life insurance policy owned by him. Mr. Surabian pays all taxes required on these payments which are reported on his IRS Form W-2. Mr. Surabian is not paid any fees to serve as a member of the Board of Directors of the Company or the Bank.
<F2>  Compensation received in 1997 by Mr. Surabian and Mr. Dunham was only for services provided to the Bank. In 1998, Mr. Surabian and Mr. Dunham were paid for services provided to both the Bank and the Company.
<F3>  Includes matching contributions made by the Bank to the 401(k) Plan on
      Mr. Surabian's and Mr. Dunham's behalf.


Employment Agreements

      Employment Agreements with the Company and Two Senior Executives. The Company entered into separate Employment Agreements with Messrs. Surabian and Dunham (the "Senior Executives"), on behalf of both the Company and the Bank, effective as of January 8, 1998. These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Company and the Bank will be able to maintain a stable and competent senior executive management team. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of Mr. Surabian and Mr. Dunham.

      Term. The Employment Agreements provide for a three-year term for Messrs. Surabian and Dunham. The term of the Mr. Surabian's Employment Agreement will be automatically extended on a daily basis so that the remaining term of this Agreement will always be three years unless the Board or Mr. Surabian give written notice of non-renewal. Mr. Dunham's Employment Agreement provides that, commencing on the Agreement's first anniversary date and continuing on each anniversary date, the Board may, with Mr. Dunham's concurrence, extend the Employment Agreement for an additional year, so that the remaining term will be three years, after the Board conducts his performance evaluation.

      Salary and Benefits. The benefits of Employment Agreements provide:

* Annual review of base salary. Mr. Surabian's base salary as of January 1, 1999 was $161,031 and Mr. Dunham's was $106,352.
* Entitlement to participation in pension, savings, incentive and welfare benefit plans.
* Eligibility for fringe benefits applicable to executive personnel, such as fees for club and organization memberships.


      Termination and Benefits Payable upon Termination. The Company may terminate the Senior Executives at any time for cause, as defined in the Employment Agreements. In the event of the termination of the Senior Executive's employment with the Company and the Bank for reasons other than for cause, death or disability, or in the event of the Senior Executive's resignation from the Company and the Bank for certain reasons specified in the Employment Agreements, the Senior Executive would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining base salary payments due to the Senior Executive for the remaining term of the Agreement. However, in the event a Senior Executive's employment terminates following a change in control of the Company, for purposes of computing the lump sum severance amount payable, the remaining term of each Executive's Employment Agreement will be deemed to be three years. The Agreements also provide for the Company (or the Bank, if applicable) to continue the Senior Executive's life, health and disability insurance coverage for the remaining term of the Employment Agreement. In addition, the Company's Employment Agreement with Mr. Surabian provides for him to receive the bonus payments and additional contributions or benefits he would have earned under any employee benefit plan of the Company or the Bank during the remaining term of his Employment Agreement, as well as the payments that would have been made under any incentive compensation plan during the remaining term of his Employment Agreement. In general, for purposes of the Employment Agreements, the ESOP and any plans to be maintained by the Company or the Bank, a "change of control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Bank, upon stockholder approval of a merger or consolidation or a change of the majority of the Board of Directors of the Company or the Bank, or liquidation or sale of substantially all the assets of the Company or the Bank.

      Either the Bank or the Company may make the payments due to the Senior Executives under the Employment Agreements, and these payments will not be duplicated; the Employment Agreements provide that the Company will guarantee that all payments due to the Senior Executives will be paid to them. The Senior Executives would be entitled to reimbursement of certain costs incurred in interpreting or enforcing the Employment Agreements.

      Cash and benefits paid to a Senior Executive under the Employment Agreements together with payments under other benefit plans following a "change of control" of the Company or the Bank may constitute an "excess parachute" payment under Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. The Company's Employment Agreements include a provision indemnifying each Senior Executive on an after-tax basis for any "golden parachute" excise taxes.


      Effective as of July 1, 1998, the Company amended Mr. Surabian's Employment Agreement to provide him with a special benefit in the event of his retirement from the service of the Company during the term of his Agreement. Prior to this amendment (hereinafter, the "Amendatory Agreement"), Mr. Surabian's Employment Agreement did not provide him with retirement benefits in addition to those available through participation in the savings and pension plans of the Company and the Bank (described below). Pursuant to the Amendatory Agreement, if Mr. Surabian retires during the term of his Employment Agreement but not before he reaches age 67 or dies or becomes disabled during the term of his Employment Agreement, he would be entitled to receive a lump sum retirement benefit payable by the Company equal to the dollar value of the total number of shares of Common Stock expected to be allocated to Mr. Surabian under the ESOP during the full term of the ESOP's ten-year loan. The retirement benefit payable to Mr. Surabian under the Amendatory Agreement would be calculated by (i) projecting the total number of shares of Common Stock to be allocated to Mr. Surabian's ESOP account balance during the ten-year term of the ESOP's loan, (ii) reducing such projection by the number of shares actually allocated to Mr. Surabian's account in the ESOP, and then by (iii) multiplying the remaining number of shares by the average price ("Average Price") of a share of the Company's Common Stock determined over the twelve calendar quarters immediately preceding Mr. Surabian's retirement. The supplemental benefit would be payable from the Company's general assets.

Benefits

      Employee Stock Ownership Plan and Trust. The Company has established, and the Bank has adopted, an ESOP and related trust, effective as of January 1, 1998. Substantially all employees of the Bank or the Company who have attained age 21 and have completed one year of service are eligible to become participants in the ESOP. The ESOP purchased 216,890 shares of the Common Stock issued by the Company in its conversion to stock form with funds borrowed from the Company. Although contributions to the ESOP are discretionary, the Company or the Bank intends to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of 10 years, bears interest at the rate of 8% per annum and calls for level annual payments of principal and interest designed to amortize the loan over its term. The loan also permits optional pre-payment. The Company and the Bank may make additional annual contributions to the ESOP to the maximum extent deductible for federal income tax purposes.

      The ESOP Trust has pledged ESOP shares as collateral for the loan. The ESOP Trustee holds these shares in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The Company will allocate the released shares among the accounts of participants on the basis of the participant's compensation for the year of allocation. Benefits generally become vested at the rate of 20% per year with vesting beginning after an employee's completion of three years of service and full vesting to occur after seven years of service. Participants also become immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures will be reallocated among remaining participating employees, in the same proportion as contributions. Vested benefits may be paid in a single sum or installment payments and are payable upon death, retirement at age 65 or older, disability or separation from service. As of December 31, 1998, 21,689 shares have been allocated to participants' ESOP accounts.

      In connection with the establishment of the ESOP, the Board of Directors appointed the Compensation Committee to administer the ESOP and appointed Marine Midland Bank as the ESOP Trustee. The Compensation Committee may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

      The ESOP may purchase additional shares of Common Stock in the future, and may do so either on a leveraged basis with borrowed funds or with cash dividends, periodic employer contributions or other cash flow. The ESOP's fiduciaries will determine whether it will make such purchases and the terms and conditions of any such purchases, by taking into account such factors as they consider relevant at the time, including:

* their judgment as to the attractiveness of the Common Stock as an investment;
* the price at which Common Stock may be purchased; and, in the case of leveraged purchases,
*     the terms and conditions on which borrowed funds are available; and
* the willingness of the Company or the Bank to offer purchase money financing or guarantee purchase money financing offered by third parties.

      Pension Plan. The Pension Plan provides a benefit for all eligible Bank employees. The benefit is equal to an amount (A) the participant's accrued benefit under the applicable Prior Plan determined as of December 31, 1988 plus (B) one percent (1%) of the participant's "Final Average Compensation" (defined to mean a participant's highest compensation averaged over three years) plus (C) one-half of one percent (.5%) of the participant's Final Average Compensation in excess of covered compensation multiplied by the participant's benefit service after December 31, 1988.
The Bank funds the Pension Plan on an actuarial basis and the trustee holds all assets in trust.

      A participant will become incrementally vested in their accrued benefit under the Pension Plan as follows:

* at a rate of 20% each year beginning after two years of service with the Bank;
* full vesting to occur after six years of service or earlier termination of employment due to disability, death or attainment of normal retirement age.

      The following table illustrates the annual benefit payable upon normal retirement at age 65 in the form of a single life annuity, with no offset for Social Security benefits, under the Pension Plan at various levels of compensation and years of service under the Plan:

                            Years of Service at Retirement
      Final Average    ---------------------------------------
      Compensation       10         15         20         25
      --------------------------------------------------------

      $ 50,000         $ 7,500    $11,250    $15,000    $18,750
        75,000          11,250     16,875     22,500     28,125
       100,000          15,000     22,500     30,000     37,500
       125,000          18,750     28,125     37,500     46,875
       150,000 (1)      22,500     33,750     45,000     56,250
       175,000 (1)      26,250     39,375     52,500     65,625
       200,000 (1)      30,000     45,000     60,000     75,000

--------------------
<F1>  These are hypothetical benefits based on the Pension Plan's normal retirement benefit formula. The benefits shown above do not reflect an offset for Social Security benefits and there are no other offsets. For the Pension Plan year ended December 31, 1998, the annual compensation for calculating benefits may not exceed $160,000 (as adjusted for subsequent years pursuant to Code provisions)

      The following table sets forth the years of credited service determined as of December 31, 1998, the end of the 1997 plan year, for Mr. Surabian and Mr. Dunham. The accrued benefit of each Mr. Surabian and Mr. Dunham under the Pension Plan is determined on the basis of each officer's "Years of Credited Service" shown below, and his "Final Average Compensation (which includes salary and bonus)," as defined above.

                             Years of Credited Service
                             -------------------------
                                Years        Months
                                -----        ------

            Mr. Surabian         20             1
            Mr. Dunham           10            10

      401(k) Plan. The 401(k) Plan permits eligible employees to save for retirement by making pre-tax and post-tax contributions to the Plan of up to twelve percent (12%) of the annual salary. The Bank may make "matching" contributions on each participating employee's behalf for "eligible" pre-tax and post-tax contributions made by participants. Under the 401(k) Plan, the Bank will make a 50% "matching" contribution for each pre-tax contribution made by a participant up to 5% of the participant's total annual salary. An employee will always be 100% vested in any pre-tax or post-tax contributions he makes to the 401(k) Plan and will become incrementally vested in any matching contributions made on his behalf at a rate of 20% for each year of service with the Bank, with initial vesting to begin after two years of service and full vesting to occur after six years of service or upon earlier disability, death or attainment of normal retirement age. Distributions may be made at the election of a participant in either a single lump sum payment or installments, as provided in the Plan.

      Benefit Restoration Plan. Effective July 1, 1998, the Company adopted the Benefit Restoration Plan of Mystic Financial, Inc. ("BRP") in order to provide the person then serving as its Chief Executive Officer with the benefits that would be due to such executive under the Pension Plan, the 401(k) Plan and the ESOP if such benefits had not been limited by certain statutory restrictions under the Code. The Company intends to establish an irrevocable "grantor trust" for use in connection with the BRP. The assets of such "grantor trust" would be considered part of the general assets of the Company and subject to the claims of its general creditors. Earnings on the trust's assets would be taxable to the Company.

      Stock Option Plan. The Board of Directors of the Company has adopted the Mystic Financial, Inc. 1999 Stock Option Plan. The Plan is subject to the approval of the Company's stockholders at the Special Meeting and approval by the Commissioner of Banks of the Commonwealth of Massachusetts. See "Proposal 1 - Mystic Financial, Inc. 1999 Stock Option Plan."

      Recognition and Retention Plan. The Board of Directors of the Company has adopted the Mystic Financial, Inc. 1999 Recognition and Retention Plan. The Plan is subject to the approval of the Company's stockholders at the Special Meeting and approval by the Commissioner of Banks of the Commonwealth of Massachusetts. See "Proposal 2 - Mystic Financial, Inc. 1999 Recognition and Retention Plan."

Compensation Committee Interlocks and Insider Participation

      During the fiscal year ended June 30, 1998, the Compensation Committee consisted of Messrs. Hackett, McGlynn and Mrs. Silva. During the 1998 fiscal year, there were no interlocks between members of the Compensation Committee or executive officers of the Company and corporations with respect to which such persons are affiliated.


----------------------------------------------------------------------------
                                 PROPOSAL 1

                   APPROVAL OF THE MYSTIC FINANCIAL, INC.

                           1999 STOCK OPTION PLAN
----------------------------------------------------------------------------

General Plan Information

      The Company has adopted, subject to the approval of its stockholders and approval by the Commissioner of Banks of the Commonwealth of Massachusetts, the Mystic Financial, Inc. 1999 Stock Option Plan (the
"Option Plan"). The purpose of the Option Plan is to enable the Company to grant certain officers, employees and outside directors a right, known as an option ("Option"), to purchase shares of the Common Stock of the Company at a stated price during a specified period or term. If the Option is not exercised during its term, it will expire. The Option Plan is not an employee pension or welfare benefit plan. As a result, the Option Plan is not subject to ERISA. The key terms of the Option Plan are summarized below. However, for your reference, a copy of the Option Plan is also attached to this Proxy Statement and is labeled "Appendix A."

Vote Required

      The Option Plan must be approved by a majority of the stockholders of the Company to be effective. Under the Company's Bylaws, if a majority of the shares of the Company's Common Stock present and entitled to vote at the Special Meeting, vote in favor of the Option Plan, the Option Plan will be approved by the Company's stockholders at the Special Meeting. For purposes of this discussion, the date that the Company's stockholders approve the Option Plan will be referred to as the "Option Plan Effective Date." If a majority of the Company's stockholders do not approve the Option Plan, it will not become effective and no Options may be granted to anyone under the Option Plan.

Regulatory Approvals

      The Option Plan must be approved by the Commissioner of Banks of the Commonwealth of Massachusetts to be effective. As of February 22, 1999, the Commissioner of Banks has not yet approved the Option Plan. Until such approval is obtained, the Option Plan will not become effective.

Purpose of the Option Plan

      The Option Plan is a long-term incentive compensation plan. Its purpose is to promote the growth and profitability of the Company by providing its key officers, employees and directors with an "equity stake" in the Company that will encourage them to achieve corporate goals and increase the value of the Company and its subsidiaries. The Option Plan will also assist the Company in attracting and retaining officers, employees and directors of outstanding caliber and experience through future grants to be made from the Option Plan's share reserve.

Description of the Option Plan

      Administration. The Plan will be administered by the members of the Compensation Committee who are Disinterested Directors (the "Committee"). The Committee will select the officers and employees who will receive Options under the Option Plan. In addition, the Committee will determine, in accordance with the provisions of the Option Plan, the specific terms of each Option, such as the number of shares to be covered by the Option and the time and procedure for exercising the Option. Options granted to outside or non-employee directors under the Option Plan will be made pursuant to "automatic formula" grant. This means that the terms of each outside director's Option will be dictated solely by the terms of the Option Plan. Subject to certain limitations specified in the Option Plan, the Committee will have complete authority to interpret the provisions of the Option Plan and to prescribe or change rules relating to its administration. The Company will pay for all costs and expenses of administering the Option Plan.

      Stock Subject to the Option Plan. The Company has reserved a total of 257,355 shares of Common Stock ("Option Shares") for use under the Option Plan. Each time an Option is exercised, one of the Option Shares will be issued to the Option holder. Option Shares may be authorized and unissued shares of the Company's Common Stock or shares previously issued and reacquired by the Company. The Company currently plans to issue Option Shares from shares of Common Stock held in treasury. Any Option Shares that are subject to Options granted under the Option Plan that have expired or terminated, or been forfeited or canceled without having been exercised or vested in full, will be available for use under the Option Plan. As of February 1, 1999, the aggregate fair market value of the total number of Option Shares reserved for issuance under the Option Plan was $3,088,260, based on the closing sales price per share of Common Stock of $12.00 on The Nasdaq Stock Market on such date.

      Eligibility. Any employee of the Company or the Bank can be selected by the Committee to participate in the Option Plan. An employee who is selected to participate in the Option Plan will be known as an "Eligible Individual." As of February 1, 1999, there were fourteen Eligible Individuals. Members of the Boards of Directors of the Company and the Bank and Emeritus Directors who are not officers and employees, are also eligible to participate in the Option Plan. Each of these individuals will be known as an "Eligible Director." As of February 1, 1999, there were eight Eligible Directors.

      Awards to Outside Directors. On the Option Plan Effective Date, each Eligible Director will receive a non-qualified stock option to purchase 10,696 shares of Common Stock. As a general rule, these Awards will vest in 20% installments over a five year period, subject to accelerated vesting upon certain circumstances, as described below.

      Awards to Officers and Employees. As of February 1, 1999, no grants have been made to Eligible Individuals under the Option Plan. It is the intention of the Committee to grant the President and Chief Executive Officer, as well as the Executive Vice President, Chief Financial Officer and Treasurer stock options for 61,121 and 36,673 Shares of Common Stock, respectively. These shares will also vest in 20% installments over a five year period subject to accelerated vesting under certain circumstances, as described below. After the Option Plan Effective Date, the Committee may, in its discretion, grant stock options to other Eligible Individuals. The Committee will determine at the time of the grant, the number of shares of Common Stock that will be subject to the stock options and the vesting schedule applicable to the stock options. At the time the stock options are granted, the Committee may, in its discretion, establish other terms and conditions applicable to the stock options.

      Shares Reserved for Future Grant. The Company has elected to reserve 73,991 shares of Common Stock available for grant under the Option Plan for future grant to Eligible Individuals and Eligible Individuals and Eligible Directors. The Company believes that the establishment of this reserve will enable it to continue to attract and retain individuals of outstanding competence and experience by providing such individuals with an equity interest in the Company, thereby promoting the continued profitability and growth of the Company. The Compensation Committee will determine the persons eligible to receive future grants and the terms and conditions of any such future grants. No such determinations have been made as of the date of this proxy statements.

      Terms and Conditions of Options Granted to Officers and Employees.
The Option Plan provides for the grant of Options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs") and for the grant of non-qualified stock options which do not so qualify ("NQSOs"). ISOs are subject to certain restrictions under the Code. These restrictions are contained in the Option Plan document. A maximum of 171,785 Option Shares have been reserved for awards under the Option Plan to officers and employees, as a group. Unless otherwise designated by the Committee, Options granted under the Option Plan to Eligible Individuals will be ISOs. Each ISO grant will be exercisable at a price per share equal to the fair market value of a share of Common Stock on the date of the Option grant. An ISO Option will generally be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the Option holder's termination of employment for reasons other than death, disability or discharge for cause; or one year after termination of employment due to death or disability; and immediately upon termination for cause). In no event may an Option be granted with an exercise price per share that is less than the fair market value of a share of Common Stock when the Option is granted. An Option holder's right to exercise Options will be suspended during any period when the Option holder is the subject of a pending proceeding to terminate his or her employment for cause. If the Option expires during such suspension, the Company will, upon the employee's reinstatement, pay damages equal to the value of the expired Options less the exercise price. Options granted to Eligible Employees will also become automatically exercisable upon a change in control of the Company, as such term is defined in the Option Plan.

      Upon the exercise of an Option, the exercise price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, shares of Common Stock already owned by the Option holder. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and following the death of the Option holder.

      Terms and Conditions of Options Granted to Outside Directors. Effective on the Option Plan Effective Date, each person who is an Eligible Director on such date will be granted a NQSO Option to purchase 10,696 Option Shares. These Options will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and an exercise period commencing on the date of the grant and expiring on the earliest of
(i) the date the person ceases to be an Eligible Director due to a removal for cause (in accordance with the Bylaws of the Bank or the Company, as applicable) and (ii) the last day of the ten-year period commencing on the date the Option was granted. On the first December 31st following the date the Company's stockholders approve the Option Plan and on each December 31st of the four consecutive calendar years occurring thereafter, an Option granted to an Eligible Director will become exercisable as to 20% of the Option Shares as to which his outstanding Option has been granted. All Option Shares not previously purchased or available for purchase will become available for purchase on the date of the Option holder's death, disability, or upon a change in control of the Company, as such terms are defined in the Option Plan. A maximum of 85,570 Option Shares have been reserved for awards under the Plan to outside directors, as a group.

      Due to the special federal income tax rules applicable to ISOs, Eligible Directors participating in the Option Plan may only be granted Options that are NQSOs. Upon the exercise of a NQSO Option, the Eligible Director will be required to pay the applicable exercise price in full. The Option Plan permits the Eligible Director to pay the exercise price in cash or in other consideration, such as through the tender of shares of Common Stock already owned by the Eligible Director.

      Mergers and Reorganizations; Adjustments for Extraordinary Dividends. The number of shares available under the Option Plan and the outstanding Options will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, outstanding Options may be canceled upon 30 days' written notice to the Option holder so long as the Option holder receives payment determined by the Board to be the equivalent value of the canceled Options. The Option Plan provides that the Company will make a cash payment to Option holders to equitably reflect any extraordinary non-stock dividend that may be paid which results in a non-taxable return of capital. No representation is made that any such dividend will be declared or paid.

Termination or Amendment of the Option Plan

      Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Option Plan Effective Date. The Board may suspend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Option Plan Effective Date by giving written notice of such suspension or termination to the Committee. However, if the Option Plan is suspended or terminated, all Options granted under the Plan that are outstanding on the date of the suspension or termination will remain outstanding under the terms of the agreements granting such Options.

      The Board may amend or revise the Option Plan in whole or in part at any time in response to regulatory comments or otherwise, but if the amendment or revision amends a material term of the Option Plan, this amendment will be subject to approval by the shareholders of the Company to the extent required to comply with Section 162(m) of the Code.

Federal Income Tax Consequences

      A summary of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs and NQSOs that may be granted under the Option Plan is set forth below. It should be noted that any change in the applicable law or regulation or in the policies of various taxing authorities may have a material effect on this summary.

      There are no federal income tax consequences for the Company or the Option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the Option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he will realize a capital gain or loss on the sale or disposition. If the Option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includable in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includable in such person's income.

      With respect to the grant of NQSOs, there are no federal income tax consequences for the Company or the Option holder at the date of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includable in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an Option holder whose disposition of such shares could result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the Option holder is taxed on the exercise of the NQSO equal to the amount which the Option holder is required to include as ordinary income.
Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the other executives named in its proxy statement, but provides for certain exceptions for performance based compensation. The Company intends the Option Plan to comply with the requirements for an exception to Section 162(m) applicable to stock option plans so that the Company's deduction for compensation related to the exercise of stock options would not be subject to the $1,000,000 limitation. No executive of the Company currently receives compensation subject to this limitation.

      The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options that may be granted under the Option Plan. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE MYSTIC FINANCIAL, INC. 1999 STOCK OPTION PLAN.


----------------------------------------------------------------------------
                                 PROPOSAL 2

                   APPROVAL OF THE MYSTIC FINANCIAL, INC.

                     1999 RECOGNITION AND RETENTION PLAN
----------------------------------------------------------------------------

General Plan Information

      The Company has adopted, subject to the approval of its stockholders and the Commissioner of Banks of the Commonwealth of Massachusetts, the Mystic Financial, Inc. 1999 Recognition and Retention Plan (the "RRP"). The RRP allows the Company to grant restricted stock awards ("Awards") to certain officers, employees and outside directors. A "restricted stock award" constitutes a right to receive a certain number of shares of Common Stock upon the Award holder's satisfaction of certain requirements, such as completion of five years of service with the Company. As a general rule, if the Award holder fails to fulfill the requirements contained in the restricted stock award, it will not vest. Instead, the Award will be forfeited and canceled. The RRP, like the proposed Option Plan, is not subject to ERISA. The key terms of the RRP are summarized below. For your convenience, a copy of the RRP is attached to this Proxy Statement and is labeled "Appendix B."

Vote Required

      The RRP must be approved by a majority of the stockholders of the Company to be effective. Under the Company's Bylaws, if a majority of the shares of the Company's Common Stock present and entitled to vote at the Special Meeting vote in favor of the RRP, it will be approved by the Company's stockholders at the Special Meeting. For purposes of this discussion, the date that the Company's stockholders approve the RRP will be referred to as the "RRP Effective Date." If a majority of the Company's shareholders do not approve the RRP, it will not become effective and no Awards may be granted to anyone.

Regulatory Approvals

      The RRP must be approved by the Commissioner of Banks of the Commonwealth of Massachusetts to be effective. As of February 22, 1999, the Commissioner of Banks has not yet approved the RRP. Until such approval is obtained, the RRP will not become effective.

Purpose of the RRP

      The RRP is also a long-term incentive compensation plan. Its purpose is also to promote the growth and profitability of the Company by providing key personnel and directors with an incentive to achieve corporate objectives. Awards granted under the RRP are also used to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company. The RRP will also assist the Company in attracting and retaining top-notch officers, employees and directors through future awards to be made from the RRP's share reserve.

Description of the RRP

      Administration. The members of the Compensation Committee who are Disinterested Directors (the "Committee") will administer the RRP. The Committee will have the authority to determine, in accordance with the terms of the RRP, the officers and employees to whom Awards will be granted, the number of shares subject to each Award, and the terms of such Awards, such as the conditions that must be satisfied by the Award holder in order for the Award to become "vested" and distributable to the Award holder. Awards made under the RRP to outside directors will be determined by "automatic formula" grant. As a result, the Committee will have no discretion in determining the material terms of the Awards granted to directors. Subject to certain restrictions contained in the RRP, the Committee will have complete authority to interpret the RRP and to prescribe or change any rules it may implement concerning the administration of the RRP. The Company will pay for all costs and expenses of administering the RRP.

      Stock Subject to the RRP. The Company will establish a trust ("Trust" or "RRP Trust") and will contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as the Board may determine, in its discretion. No contributions by participants will be permitted. A trustee ("Trustee"), to be appointed by the Company, will invest the assets of the Trust in shares of Common Stock and in such investments including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in the proportions determined by the Committee. However, the Trustee will not be authorized to purchase more than 102,942 shares of Common Stock for the RRP. As of February 1, 1999, the aggregate fair market value of the Common Stock to be purchased for the RRP was $1,235,304, based on the closing sales price per share of $12.00 on The Nasdaq Stock Market on such date. It is currently anticipated that the Trustee will purchase shares of Common Stock on the open market, but it may also purchase shares of Common Stock from the Company or in private transactions.

      Eligibility. Any employee of the Company or the Bank can be selected by the Committee to participate in the RRP. Each of these individuals will be known as an "Eligible Individual." As of February 1, 1999, there were fourteen Eligible Individuals. Members of the Boards of Directors of the Company and the Bank and Emeritus Directors are also eligible to participate in the RRP. Each of these individuals will be known as an "Eligible Directors." As of February 1, 1999, there were eight Eligible Directors.

      Awards to Outside Directors. On the RRP Effective Date, each Eligible Director with three or more years of service on the Board will receive an Award of 4,971 shares and each Eligible Director with less than three years of service on the Board will receive an Award of 2,200 shares. As a general rule, these Awards will vest in 20% installments over a five year period, subject to accelerated vesting upon certain circumstances, as described below.

      Awards to Officers and Employees. On the RRP Effective Date, the President and Chief Executive Officer will receive an Award of 24,448 shares and the Executive Vice President, Chief Financial Officer and Treasurer will receive an Award of 14,668 shares. These shares will also vest in 20% installments over a five year period subject to accelerated vesting under certain circumstances, as described below. After the RRP Effective Date, the Committee may, in its discretion, grant Awards of restricted stock to other Eligible Individuals. The Committee will determine at the time of the grant, the number of shares of Common Stock that will be subject to the Award and the vesting schedule applicable to the Award. At the time the Award is granted, the Committee may, in its discretion, establish other terms and conditions applicable to the Award.

      Shares Reserved for Future Awards. The Company has elected to reserve 29,600 shares of Common Stock available for award under the RRP for future awards to Eligible Individuals and Eligible Directors. The Company believes that the establishment of this reserve will enable it to continue to attract and retain individuals of outstanding competence and experience by providing such individuals with an equity interest in the Company, thereby promoting the continued profitability and growth of the Company. The Compensation Committee will determine the persons eligible to receive future awards and the terms and conditions of any such future awards. No such determinations have been made as of the date of this proxy statement.

      Terms and Conditions of Awards. Stock subject to Awards will be held in the RRP Trust, pursuant to the terms of the RRP, until the Awards become vested. An individual who has been granted an Award will be entitled to exercise voting rights with respect to the shares covered by the Award. In addition, the Award holder will be eligible to receive any cash dividends declared and paid with respect to the shares covered by the Award regardless of whether the Award has vested. The Committee will exercise the voting rights with respect to the shares of Common Stock held in the RRP Trust that have not been allocated to participants under the RRP. The Committee will direct the Trustee to exercise these voting rights in a manner that best reflects the voting directions given by the RRP participants for their Awards. Each Award holder will also be entitled to direct the manner of response to any tender offer, exchange offer or other offer made to shareholders with respect to the shares of Common Stock covered by the Award regardless of whether the Award has vested. If the Award holder does not give any directions in response to such offer, the shares will not be tendered or exchanged. The Committee will direct the Trustee to respond to any tender offer, exchange offer or other offer in a manner that best reflects the directions given by the participants in the RRP.

      The shares covered by an Award will become vested in accordance with the terms of the Award. As soon as practicable following the vesting of an Award, the Trustee will transfer the shares covered by the Award to the Award holder. As a general rule, shares covered by an Award granted to either an Eligible Employee or an Eligible Director under the RRP will vest at the rate of 20% per year on each December 31st following the date of grant. The RRP does, however, provide that shares covered by the Award will become 100% vested on the date of the recipient's death, disability or upon a change in control of the Company (as such terms are defined in the RRP). If an Award holder terminates employment or ceases to be a director for reasons other than death or disability, the individual generally will forfeit his rights to the unvested shares that were held for him in the RRP Trust. Individuals may designate a beneficiary to receive distributions from the RRP in the event of the Award holder's death.

      Mergers and Reorganizations. The number of shares available under the RRP and Awards granted under the RRP will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, the Trustee will hold any money, stock, securities or other property received in the trust fund, and adjusting any award by allocating such money, stock, securities or other property to the Eligible Director or Eligible Individual.

Termination or Amendment of the RRP

      The Board may suspend or terminate the RRP in whole or in part at any time by giving written notice of such suspension or termination to the Committee, but the RRP may not be terminated while there are outstanding Awards that may become vested. Upon the termination of the RRP, the Trustee shall make distributions from the Trust in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust, if any, to the Company.

Federal Income Tax Consequences

      A summary of the federal tax laws, regulations and policies affecting the Company and recipients of Awards that may be granted under the RRP is provided below. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the summary provided below.

      A restricted stock award granted under the RRP does not result in federal income tax consequences to either the Company or the Award holder. Upon the vesting of the Award and the distribution of the vested shares, the Award holder will generally be required to include in ordinary income, for the taxable year in which the vesting date occur, an amount equal to the fair market value of the shares on the vesting date, and the Company will generally be allowed to claim a deduction, for compensation expense, for the same amount. To the extent that dividends are paid with respect to unvested shares held under the RRP and distributed to the Award holder, such dividend amounts will likewise be includible in the ordinary income of the recipient and allowable as a deduction, for compensation expense, to the Company.
Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the other executives named in its proxy statement. No executive of the Company currently receives compensation subject to this limitation. Compensation amounts resulting from the award and vesting of shares will be subject to this deduction limitation, if such amount when added to other includible compensation exceeds $1,000,000. Dividends declared and paid with respect to vested shares, as well as any gain or loss realized upon an Award holder's disposition of the shares, will be treated as dividend income and capital gain or loss, respectively, in the same manner as for other shareholders.

      The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Awards that may be granted under the RRP. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE MYSTIC FINANCIAL, INC. 1999 RECOGNITION AND RETENTION PLAN.


                              NEW PLAN BENEFITS
                     MYSTIC FINANCIAL, INC. STOCK PLANS
                     ----------------------------------


      The following table discloses the benefits that will be received by Eligible Directors and may be received by Eligible Employees under the Option Plan and RRP, subject to the approval of Proposals 1 and 2 by the shareholders and approval of the Plans by the Commissioner of Banks of the Commonwealth of Massachusetts.

                                            Option Plan(1)(2)            RRP(3)(4)
                                            ------------------     ------------------
             Name/Position                    #        $ Value       #        $ Value
-------------------------------------------------------------------------------------

Robert H. Surabian, President &
 Chief Executive Officer                    61,121        -        24,448     $293,376
--------------------------------------------------------------------------------------

Ralph W. Dunham, Executive Vice President,
 Chief Financial Officer and Treasurer      36,673        -        14,668     $176,016
--------------------------------------------------------------------------------------

Non-Executive Director Group                85,570        -        34,226     $410,712
--------------------------------------------------------------------------------------

Non-Executive Employee Group(5)              N/A         N/A        N/A         N/A
--------------------------------------------------------------------------------------

--------------------
<F1>  As of February 1, 1999 no grants have been made under the Option Plan.
      It is not determinable at this time what benefits, if any, each of the persons or groups listed above will receive under such Plan. The numbers in the table reflect the Committee's intentions of grants to be made upon the Option Plan Effective Date. On the first December 31st following the date the Company's stockholders approve the Option Plan and on each December 31st of the four consecutive calendar years occurring thereafter, 20% of the shares subject to each Option will become exercisable.
<F2>  On the Option Plan Effective Date, each Eligible Director will receive a NQSO Option to purchase 10,696 shares with an exercise price equal to the fair market value of a share of Common Stock on the Option Plan Effective Date. Such Options will expire on the earliest of the Eligible Director's removal for cause or on the tenth anniversary of the date of the grant.
<F3>  As of February 1, 1999 no grants have been made under the RRP.  It is not determinable at this time what benefits, if any, each of the persons or groups listed above will receive under such Plan. The numbers in the table reflect the Committee's intentions of grants to be made upon the RRP Effective Date. On the first December 31st following the date the Company's stockholders approve the RRP and on each December 31st of the four consecutive calendar years occurring thereafter, 20% of the shares covered by each Award will become vested and distributed to the Award holder.
<F4>  On the RRP Effective Date, each Eligible Director with three or more years of service on the Board will receive an Award of 4,971 shares and each Eligible Director with less than three years of service on the Board will receive an Award of 2,200 shares. The dollar value is based on a price per share of $12.00, the closing sale price for a share of Common Stock as reported on The Nasdaq Stock Market on February 1, 1999. The actual value of the benefits under this Plan will depend on the fair market value of a share on the RRP Effective Date, which is indeterminable at this time.
<F5>  The grants to be made to these individuals have not been determined at this time.


----------------------------------------------------------------------------
                                 PROPOSAL 3

       AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO
       DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT
         TO THE CONDUCT OF THE SPECIAL MEETING AS MAY PROPERLY COME
     BEFORE THE SPECIAL MEETING, AND AT ANY ADJOURNMENT OR POSTPONEMENT
                           OF THE SPECIAL MEETING
----------------------------------------------------------------------------

      The Bylaws of the Company require that the Company transact no business and take no corporate action at a special meeting other than that stated in the Notice of Meeting. The Board of Directors is not aware of any other business that may properly come before the Special Meeting. The Board seeks the authorization of the stockholders, in the event matters incident to the conduct of the Special Meeting properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Special Meeting once called to order, to direct the manner in which those shares represented at the Special Meeting by proxies solicited pursuant to this Proxy Statement shall be voted with respect to such matters. As to all such matters, the Board intends that it would direct the voting of such shares in the manner the Board determines, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its stockholders, taken as a whole.

      The Board of Directors unanimously recommends that stockholders vote "For" authorization of the Board of Directors of Mystic Financial, Inc., in its discretion, to direct the vote of the proxies upon such other matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting.

                           ADDITIONAL INFORMATION

Information About Stockholder Proposals

      If you wish to submit proposals to be included in our 1999 proxy statement for the 1999 Annual Meeting of Stockholders, we must receive them by May 19, 1999, pursuant to the proxy soliciting regulations of the SEC. SEC rules contain standards as to what stockholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. [SECTION]240.14a-8 of the rules and regulations promulgated by the SEC.

      In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

* You must be a stockholder of record and have given timely notice in writing to the Secretary of the Company.
*     Your notice must contain specific information required in our Bylaws.




                                       By Order of the Board of Directors,




                                       Lorraine P. Silva
                                       Secretary

Medford, Massachusetts
February 22, 1999



----------------------------------------------------------------------------
To assure that your shares are represented at the Special Meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.
----------------------------------------------------------------------------

                                                                  APPENDIX A

                           Mystic Financial, Inc.

                           1999 Stock Option Plan




                            --------------------




                          Adopted November 16, 1998
                       Effective as of March 24, 1999


                              TABLE OF CONTENTS
                              -----------------


                             Article I  Purpose
                             ---------  -------

Section 1.1    General Purpose of the Plan                                1

                           Article II  Definitions
                           ----------  -----------

Section 2.1    Bank                                                       1
Section 2.2    Beneficiary                                                1
Section 2.3    Board                                                      1
Section 2.4    Change in Control                                          1
Section 2.5    Code                                                       3
Section 2.6    Committee                                                  3
Section 2.7    Company                                                    3
Section 2.8    Disability                                                 3
Section 2.9    Disinterested Board Member                                 3
Section 2.10   Effective Date                                             3
Section 2.11   Eligible Director                                          3
Section 2.12   Eligible Individual                                        4
Section 2.13   Exchange Act                                               4
Section 2.14   Exercise Price                                             4
Section 2.15   Fair Market Value                                          4
Section 2.16   Incentive Stock Option                                     4
Section 2.17   Non-Qualified Stock Option                                 4
Section 2.18   Option                                                     4
Section 2.19   Option Period                                              4
Section 2.20   Person                                                     5
Section 2.21   Plan                                                       5
Section 2.22   Service                                                    5
Section 2.23   Share                                                      5
Section 2.24   Termination for Cause                                      5

                         Article III  Administration
                         -----------  --------------

Section 3.1    Committee                                                  5
Section 3.2    Committee Action                                           5
Section 3.3    Committee Responsibilities                                 6

                          Article IV  Stock Options
                          ----------  -------------

Section 4.1    Available Shares                                           6
Section 4.2    Grants to Eligible Individuals                             6
Section 4.3    Grants to Eligible Directors                               8
Section 4.4    Designation of Beneficiary                                 9
Section 4.5    Method of Exercise                                        10
Section 4.6    Provisions Applicable to All Options                      11
Section 4.7    Additional Provisions Relating to Incentive
                Stock Options                                            12
Section 4.8    Required Regulatory Provisions                            12

                    Article V  Amendment and Termination
                   ---------    -------------------------

Section 5.1    Termination                                               13
Section 5.2    Amendment                                                 13
Section 5.3    Adjustments in the Event of a Business Reorganization     14

                        Article VI  Miscellaneous
                        ----------  -------------

Section 6.1    Status as an Employee Benefit Plan                        15
Section 6.2    No Right to Continued Employment                          15
Section 6.3    Construction of Language                                  15
Section 6.4    Governing Law                                             15
Section 6.5    Headings                                                  15
Section 6.6    Non-Alienation of Benefits                                16
Section 6.7    Taxes                                                     16
Section 6.8    Required Approvals                                        16
Section 6.9    Notices                                                   16

                           Mystic Financial, Inc.
                           ----------------------

                           1999 Stock Option Plan
                           ----------------------


                                  Article I
                                  ---------

                                   Purpose
                                   -------


      Section 1.1  General Purpose of the Plan.

      The purpose of the Plan is to promote the growth and profitability of the Company, to provide eligible directors and certain key executive officers of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.


                                 Article II
                                 ----------

                                 Definitions
                                 -----------


      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      Section 2.1 Bank means Medford Co-operative Bank, a state chartered stock savings bank, and any successor thereto.

      Section 2.2 Beneficiary means the person designated by an Eligible Director or Eligible Individual pursuant to section 4.4 to succeed to his rights with respect to outstanding Options, in the event such Eligible Director or Eligible Individual dies prior to exercising all Options outstanding to him.

      Section 2.3  Board means the Board of Directors of the Company.

      Section 2.4  Change in Control means any of the following events:

            (a) approval by the stockholders of the Company of a transaction that would result in the reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                  (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
            Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
            Act) at least 51% of the outstanding equity ownership interests in the Company; and

                  (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
            Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

            (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of the Company of any transaction which would result in such an acquisition;

            (c) a complete liquidation or dissolution of the Company, or approval by the stockholders of the Company of a plan for such liquidation or dissolution;

            (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

                  (i) individuals who were members of the Board of Directors of the Company on the effective date of this Plan; or

                  (ii) individuals who first became members of the Board of Directors of the Company after the effective date of this Plan either:

                        (A) upon election to serve as a member of the Board of Directors of the Company by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                        (B) upon election by the stockholders of the Company to serve as a member of the Board of Directors of the Company, but only if nominated for election by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination;

            provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the Company; or

            (e)  any event which would be described in section 2.4(a), (b),
      (c) or (d) if "the Bank" were substituted for the term "the Company" each time such term appears therein.

In no event, however, shall a Change in Control of the Company be deemed to have occurred as a result of any acquisition of securities or assets of the Company or the Bank by a parent or subsidiary of either of them or by any employee benefit plan maintained by any of them. For purposes of this section 2.4, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

      Section 2.5 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 2.6  Committee means the Committee described in section 3.1.

      Section 2.7 Company means Mystic Financial, Inc. and any successor thereto, and any direct or indirect subsidiary which, with the approval of the Board, adopts this plan.

      Section 2.8 Disability means any physical or mental impairment that would qualify the Participant for benefits under the applicable long-term disability plan maintained by the Company or, if no such plan is then in effect, the Federal Social Security Act.

      Section 2.9 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director; and (e) is not currently and for a period of at least one year has not been eligible for discretionary awards under any stock compensation plan of the Company. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

      Section 2.10 Effective Date means March 24, 1999, subject to the approval of the Plan by the stockholders of the Company and the Commissioner of Banks of the Commonwealth of Massachusetts, as provided in section 6.8.

      Section 2.11 Eligible Director means a member of the Board, including a director emeritus, who is not also an employee or an officer of the Company (or any subsidiary or affiliate thereof).

      Section 2.12 Eligible Individual means any executive officer whom the Committee may determine to be a key officer of the Company, or any subsidiary or affiliate, and select to receive an Option under the Plan.

      Section 2.13 Exchange Act means the Securities Exchange Act of 1934, as amended (including the corresponding provisions of any succeeding law).

      Section 2.14 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 4.2 with regard to Options granted to Eligible Individuals and section 4.3 with regard to Options granted to Eligible Directors.

      Section 2.15 Fair Market Value means, with respect to a Share on a specified date:

            (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

            (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on the OTC Bulletin Board or on another similar system, selected by the Committee, then in use; or

            (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

      Section 2.16 Incentive Stock Option means a right to purchase Shares that (a) is granted to an Eligible Individual; (b) is designated by the Committee to be an Incentive Stock Option; and (c) satisfies the requirements of section 422 of the Code.

      Section 2.17 Non-Qualified Stock Option means a right to purchase Shares that (a) is granted to an Eligible Director; (b) is granted to an Eligible Individual and is not designated by the Committee to be an Incentive Stock Option; or (c) is granted to an Eligible Individual and does not satisfy the requirements of section 422 of the Code.

      Section 2.18 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

      Section 2.19 Option Period means the period during which an Option may be exercised, determined in accordance with section 4.2 with regard to Options granted to Eligible Individuals and section 4.3 with regard to Options granted to Eligible Directors.

      Section 2.20 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

      Section 2.21 Plan means the Mystic Financial, Inc. 1999 Stock Option Plan, as amended from time to time.

      Section 2.22 Service means service for the Company (or any subsidiary or affiliate) as an employee in any capacity, service as a director or emeritus director or advisory director of the Company, or, with respect to any individual who is contractually bound by restrictive covenants against competition or solicitation which operate to benefit the Company (or any subsidiary or affiliate), performance under such covenants.

      Section 2.23 Share means a share of Common Stock, par value $0.01 per share, of the Company.

      Section 2.24 Termination for Cause means termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry.


                                 Article III
                                 -----------

                               Administration
                               --------------


      Section 3.1  Committee.

      The Plan shall be administered by a Committee consisting of the members of the Compensation Committee of the Company who are Disinterested Board Members. If fewer than two members of the Compensation Committee of the Company are Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two
Disinterested Board Members.

      Section 3.2  Committee Action.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

      Section 3.3  Committee Responsibilities.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

            (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

            (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.


                                 Article IV
                                 ----------

                                Stock Options
                                -------------

      Section 4.1  Available Shares.

      Subject to section 5.3, the maximum aggregate number of Shares with respect to which Options may be granted pursuant to the Mystic Financial, Inc. 1999 Stock Option Plan shall be 257,355 Shares.

      Section 4.2  Grants to Eligible Individuals.

      (a) Subject to section 4.8 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion. In no event, however, shall any single Eligible Individual be granted Options representing in the aggregate the right to purchase more than 171,785 Shares.

      (b) The price per Share at which an Option granted to an Eligible Individual may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

      (c) Subject to section 4.8, the Option Period during which an Option granted to an Eligible Individual may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

            (i) the close of business on the last day of the three-month period commencing on the date of the Eligible Individual's termination of Service, other than on account of death, Disability or a Termination for Cause;

            (ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Individual's termination of Service due to death or Disability;

            (iii) the date and time when the Eligible Individual ceases to be an employee of the Company (and all subsidiaries and affiliates thereof) due to a Termination for Cause; and

            (iv) the last day of the ten-year period commencing on the date on which the Option was granted.

      (d) Each Option granted hereunder shall become exercisable in accordance with a schedule as prescribed by the Committee when the Option is granted; provided, however, that each Option granted to an Eligible Individual on the Effective Date shall become exercisble as follows:

            (i) on and after the first December 31st immediately following the Effective Date, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

            (ii) on and after the second December 31st, but prior to the third December 31st, immediately following the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

            (iii) on and after the third December 31st, but prior to the fourth December 31st, immediately following the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

            (iv) on or after the fourth December 31st, but prior to the fifth December 31st, immediately following the Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned shares purchased prior to such fourth anniversary;

            (v) on and after the fifth December 31st immediately following the Effective Date, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased.

To the extent that any Option shall not have become exercisable prior to the date on which the Option holder terminates Service with the Company, such Option shall not thereafter become exercisable; provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; and provided, further, that, such an Option shall also become fully exercisable on the effective date of any Change in Control.

      Section 4.3  Grants to Eligible Directors.

      (a) On the Effective Date, each Person who is then an Eligible Director shall be granted an Option to purchase 10,696 Shares.

      (b) The price per Share at which an Option granted to an Eligible Director under this section 4.3 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

      (c) Subject to section 4.8, the Option Period during which an Option granted to an Eligible Director under this section 4.3 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

            (i)  removal for cause in accordance with the Company's bylaws;
      or

            (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

      (d) During the Option Period, the maximum number of Shares as to which an outstanding Option granted pursuant to section 4.3(a) may be exercised shall be as follows:

            (i) on and after the first December 31st immediately following the Effective Date, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

            (ii) on and after the second December 31st, but prior to the third December 31st, immediately following the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

            (iii) on and after the third December 31st, but prior to the fourth December 31st, immediately following the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

            (iv) on or after the fourth December 31st, but prior to the fifth December 31st, immediately following the Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned shares purchased prior to such fourth anniversary;

            (v) on and after the fifth December 31st immediately following the Effective Date, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased.

      To the extent that any Option shall not have become exercisable prior to the date on which the Option holder terminates Service with the Company (and all subsidiaries and affiliates thereof), such Option shall not thereafter become exercisable; provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; and provided, further, that, such an Option shall also become fully exercisable on the effective date of any Change in Control.

      Section 4.4  Designation of Beneficiary.

      An Eligible Director or Eligible Individual who has received an Option may designate a Beneficiary to receive any Options that are outstanding to the Eligible Director or Eligible Individual on the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Individual dies prior to the Eligible Director or Eligible Individual, or in the event that no Beneficiary has been designated, any Options that are outstanding to the Eligible Director or Eligible Individual on the date of his death shall be paid to the executor or administrator of the Eligible Director's or Eligible Individual's estate or other fiduciary appointed or authorized by a court of competent jurisdiction to collect this asset. If no court proceeding to initiate the administration or settlement of the estate has been brought within one year after the death of the Eligible Individual or Eligible Director and if no such executor or administrator or other person is appointed within such time as the Committee, in its sole discretion, shall deem reasonable (but in no event earlier than one year after such death), any such outstanding Options of such deceased person shall be paid to one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

      Section 4.5  Method of Exercise.

      (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased shall be 100, or, if less, the total number of Shares relating to the Option that are then available for purchase. An Option holder shall exercise an Option to purchase Shares by:

            (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

            (ii)  delivering to the Committee full payment, consistent with section 4.5(b), for the Shares as to which the Option is to be exercised; and

            (iii) satisfying such other conditions as may be prescribed in the Option agreement.

      (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned beneficially by the Option holder for a period of more than six months having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid;
(ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof; provided, however, that an election under section 4.5(b)(ii) or (iii) shall be subject to the conditions and limitations of Rule 16b-3 promulgated under the Exchange Act. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

      (c) When the requirements of section 4.5(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 5.3.

      Section 4.6  Provisions Applicable to All Options.

      (a) Any Option granted under the Plan shall be evidenced by a written agreement which shall:

            (i) designate the Option as either an Incentive Stock Option or a Non-Qualified Stock Option;

            (ii)  specify the number of Shares covered by the Option;

            (iii) specify the Exercise Price for the Shares subject to the Option;

            (iv)  specify the Option Period;

            (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

            (vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

      (b) An Option by its terms shall not be transferable by the Option holder other than by will or by the laws of descent and distribution, and shall be exercisable, during the lifetime of the Option holder, only by the Option holder; provided, however, that notwithstanding any provisions of this Plan to the contrary, and if permitted by the Committee, an option which is not an Incentive Stock Option may be transferred by, and only by, the person to whom the Option was originally granted to (i) one or more of his spouse, children and grandchildren, or (ii) one or more trusts for the benefit of himself and/or one or more of the foregoing individuals. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein.

      (c) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

      Section 4.7  Additional Provisions Relating to Incentive
Stock Options.

      In addition to the limitations of section 4.6, an Option designated by the Committee to be an Incentive Stock Option shall be subject to the following additional provisions:

            (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Individual which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option.

            (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Individual who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option.

            (c) If an Option intended to be an Incentive Stock Option is not exercised within the three-month period commencing on the date of the Eligible Individual's termination of employment with the Company (and all parents, subsidiaries and affiliates thereof) for reasons other than death or Disability, such Option shall thereafter be deemed to be a Non-Qualified Stock Option, with the same terms as the original Option which was intended to be an Incentive Stock Option.

      Section 4.8  Required Regulatory Provisions.

      Notwithstanding anything contained herein to the contrary:

      (a) No Option shall be granted under the Plan prior to the date on which the Plan is approved by the requisite vote of holders of Shares.

      (b) No Eligible Individual may be granted Options to purchase more than 171,785 Shares.

      (c) No Option granted hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's employment with the Company is terminated in a Termination for Cause or after the time and date at which the Option holder is removed from the Board in accordance with the Company's bylaws.

      (d) The effectiveness of the Option Plan shall be conditioned upon its approval by the Commissioner of Banks of the Commonwealth of Massachusetts.


                                  Article V
                                  ---------

                          Amendment and Termination
                          -------------------------


      Section 5.1  Termination.

      The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

      Section 5.2  Amendment.

      The Board may amend or revise the Plan in whole or in part at any time; provided, however, that if the amendment or revision:

            (a)  materially increases the benefits accruing under the Plan;

            (b) materially increases the number of Shares which may be issued under the Plan; or

            (c) materially modifies the requirements as to eligibility for Options under the Plan;

such amendment or revision shall be subject to approval by the shareholders of the Company; and provided, further, that no amendment required to comply with or conform to any condition imposed under section 162(m) of the Code on federal income tax deductions allowable to the Company in respect of the Plan shall require such approval.

      Section 5.3  Adjustments in the Event of a Business Reorganization.

      (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 4.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding (whether or not exercisable) may be canceled as of the effective date of such merger, consolidation or business reorganization by the Committee upon 30 days' written notice to the Option holder; provided, however, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Committee determines in good faith to be equivalent in value to the Options that have been canceled.

      (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares or a regular quarterly cash dividend), including a dividend which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its Shares, then either:

            (i) the Company shall make an equivalent payment to each person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in its discretion, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution; or

            (ii) the Committee, in its discretion, may adjust the Exercise Price per Share of outstanding Options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the Fair Market Value of a Share.

The Committee, in its discretion, may choose to apply section 5.3(c)(i) to some outstanding Options and section 5.3(c)(ii) to other outstanding Options.


                                 Article VI
                                 ----------

                                Miscellaneous
                                -------------


      Section 6.1  Status as an Employee Benefit Plan.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 6.2  No Right to Continued Employment.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of employment by the Company or upon any Eligible Director any right to a continuation of his position as a director of the Company. The Company reserves the right to dismiss any Eligible Individual or remove any Eligible Director or otherwise deal with any Eligible Individual or Eligible Director to the same extent that it could if the Plan had not been adopted.

      Section 6.3  Construction of Language.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

      Section 6.4  Governing Law.

      The Plan shall be construed, administered and enforced according to the federal laws of the United States of America and, in the absence of controlling federal law, according to the internal laws of the Commonwealth of Massachusetts applicable to contracts entered into between citizens and residents of the Commonwealth of Massachusetts to be performed wholly within the borders of such State.

      Section 6.5  Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 6.6  Non-Alienation of Benefits.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

      Section 6.7  Taxes.

      The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

      Section 6.8  Required Approvals.

      (a) The Plan and all Options granted hereunder shall be conditioned on the approval of the Plan by the majority of the votes eligible to be cast by holders of Shares of the Company at a lawful meeting of shareholders. No Option under the Plan shall be granted, nor shall any such Option be exercised or any Shares issued or purchased, prior to such approval.

      (b) The effectiveness of this Plan shall be conditioned upon its approval by the Commissioner of Banks of the Commonwealth of Massachusetts.

      Section 6.9  Notices.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

            (a)  If to the Committee:

                 Compensation Committee of the Board of Directors
                 Mystic Financial, Inc.
                 60 High Street
                 Medford, Massachusetts  02155

            (b) If to an Option holder, to the Option holder's address as shown in the Company's personnel records.


                                                                  APPENDIX B

                           Mystic Financial, Inc.

                     1999 Recognition and Retention Plan




                            --------------------




                        Adopted on November 16, 1998
                       Effective as of March 24, 1999


                              TABLE OF CONTENTS
                              -----------------

                                                                        Page
                                                                        ----

                                  Article I
                                  ---------

                                   Purpose
                                   -------

Section 1.1    General Purpose of the Plan                                1

                           Article II  Definitions
                           ----------  -----------

Section 2.1    Award                                                      1
Section 2.2    Award Date                                                 1
Section 2.3    Bank                                                       1
Section 2.4    Beneficiary                                                1
Section 2.5    Board                                                      1
Section 2.6    Change in Control                                          2
Section 2.7    Code                                                       3
Section 2.8    Committee                                                  3
Section 2.9    Company                                                    3
Section 2.10   Disability                                                 3
Section 2.11   Disinterested Board Member                                 4
Section 2.12   Effective Date                                             4
Section 2.13   Eligible Director                                          4
Section 2.14   Eligible Individual                                        4
Section 2.15   Exchange Act                                               4
Section 2.16   Person                                                     4
Section 2.17   Plan                                                       4
Section 2.18   Service                                                    4
Section 2.19   Share                                                      4
Section 2.20   Trust                                                      4
Section 2.21   Trust Agreement                                            5
Section 2.22   Trust Fund                                                 5
Section 2.23   Trustee                                                    5

                                 Article  III
                                 ------------
                         Shares Available Under Plan
                         ---------------------------

Section 3.1    Shares Available Under Plan                                5

                                 Article  IV
                                 -----------
                               Administration
                               --------------

Section 4.1    Committee                                                  5
Section 4.2    Committee Action                                           5
Section 4.3    Committee Responsibilities                                 6

                          Article V  The Trust Fund
                          ---------  --------------

Section 5.1    Contributions                                              6
Section 5.2    The Trust Fund                                             6
Section 5.3    Investments                                                7

                             Article VI  Awards
                             ----------  ------

Section 6.1    To Eligible Directors                                      7
Section 6.2    To Eligible Individuals                                    7
Section 6.3    Awards in General                                          7
Section 6.4    Share Allocations                                          8
Section 6.5    Dividend Rights                                            8
Section 6.6    Voting Rights                                              8
Section 6.7    Tender Offers                                              9

               Article VII  Vesting and Distribution of Shares
               -----------  ----------------------------------

Section 7.1    Vesting of Shares Granted to Eligible Directors            9
Section 7.2    Vesting of Shares Granted to Eligible Individuals          9
Section 7.3    Designation of Beneficiary                                10
Section 7.4    Manner of Distribution                                    10
Section 7.5    Taxes                                                     11

                   Article VIII  Amendment and Termination
                   ------------  -------------------------

Section 8.1    Termination                                               11
Section 8.2    Amendment                                                 11
Section 8.3    Adjustments in the Event of a Business Reorganization     11

                          Article IX  Miscellaneous
                          ----------  -------------

Section 9.1    Status as an Employee Benefit Plan                        12
Section 9.2    No Right to Continued Employment                          12
Section 9.3    Construction of Language                                  12
Section 9.4    Governing Law                                             12
Section 9.5    Headings                                                  13
Section 9.6    Non-Alienation of Benefits                                13
Section 9.7    Taxes                                                     13
Section 9.8    Required Approvals                                        13
Section 9.9    Notices                                                   13

                           Mystic Financial, Inc.

                     1999 Recognition and Retention Plan


                                  Article I
                                  ---------

                                   Purpose
                                   -------

Section 1.1  General Purpose of the Plan.

      The purpose of the Plan is to promote the growth and profitability of the Company and to provide eligible directors and certain key officers of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain eligible directors and key officers of outstanding competence and to provide such directors and officers with an equity interest in the Company.


                                 Article II
                                 ----------

                                 Definitions
                                 -----------


      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      Section 2.1 Award means a grant of Shares to an Eligible Director or Eligible Individual.

      Section 2.2 Award Date means, with respect to a particular Award, the date specified by the Committee in the notice of the Award issued to the Eligible Director or Eligible Individual by the Committee.

      Section 2.3 Bank means Medford Co-operative Bank, a state chartered stock savings bank, and any successor thereto.

      Section 2.4 Beneficiary means the person designated by an Eligible Director or Eligible Individual pursuant to section 7.3 to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Individual, in the event such Eligible Director or Eligible Individual dies prior to receiving distribution of such Shares.

      Section 2.5  Board means the Board of Directors of Mystic Financial, Inc.

      Section 2.6  Change in Control means any of the following events:

            (a) approval by the stockholders of Mystic Financial, Inc. of a transaction that would result in the reorganization, merger or consolidation of Mystic Financial, Inc. with one or more other persons, other than a transaction following which:

                  (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
            Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
            Act) at least 51% of the outstanding equity ownership interests in Mystic Financial, Inc.; and

                  (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
            Act) at least 51% of the securities entitled to vote generally in the election of directors of Mystic Financial, Inc.;

            (b) the acquisition of all or substantially all of the assets of Mystic Financial, Inc. or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of Mystic Financial, Inc. entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of Mystic Financial, Inc. of any transaction which would result in such an acquisition;

            (c) a complete liquidation or dissolution of Mystic Financial, Inc., or approval by the stockholders of Mystic Financial, Inc. of a plan for such liquidation or dissolution;

            (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of Mystic Financial, Inc. do not belong to any of the following groups:

                  (i) individuals who were members of the Board of Directors of Mystic Financial, Inc. on the effective date of this Plan; or

                  (ii) individuals who first became members of the Board of Directors of Mystic Financial, Inc. after the effective date of this Plan either:

                        (A) upon election to serve as a member of the Board of Directors of Mystic Financial, Inc. by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                        (B) upon election by the stockholders of Mystic Financial, Inc. to serve as a member of the Board of Directors of Mystic Financial, Inc., but only if nominated for election by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination;

            provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Mystic Financial, Inc.; or

            (e)  any event which would be described in section 2.6(a), (b),
      (c) or (d) if the term "Medford Co-operative Bank" were substituted for the term "Mystic Financial, Inc." therein.

In no event, however, shall a Change in Control of Mystic Financial, Inc. be deemed to have occurred as a result of any acquisition of securities or assets of Mystic Financial, Inc. or the Bank by a parent or subsidiary of either of them or by any employee benefit plan maintained by any of them. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

      Section 2.7 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 2.8  Committee means the Committee described in section 4.1.

      Section 2.9 Company means Mystic Financial, Inc. and any successor thereto and Medford Co-operative Bank and any successor thereto, and any direct or indirect subsidiary of either of them which, with the approval of the Board of Directors of Mystic Financial, Inc., adopts this Plan.

      Section 2.10 Disability means any physical or mental impairment that would qualify the Participant for benefits under the applicable long-term disability plan maintained by the Company or, if no such plan is then in effect, the Federal Social Security Act.

      Section 2.11 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director; and (e) is not currently and for a period of at least one year has not been eligible for discretionary awards under any stock compensation plan of the Company. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

      Section 2.12 Effective Date means March 24, 1999, subject to the approval of the stockholders of Mystic Financial, Inc. and the Commissioner of Banks of the Commonwealth of Massachusetts, as provided in section 9.8.

      Section 2.13 Eligible Director means a member of the Board, including a director emeritus, who is not also an employee of the Company (or any subsidiary or affiliate thereof).

      Section 2.14 Eligible Individual means any executive officer whom the Committee may determine to be a key officer of the Company (or any subsidiary or affiliate) and select to receive an Award pursuant to the Plan.

      Section 2.15 Exchange Act means the Securities and Exchange Act of 1934, as amended (including the corresponding provisions of any succeeding law).

      Section 2.16 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

      Section 2.17 Plan means the Mystic Financial, Inc. 1999 Recognition and Retention Plan, as amended from time to time.

      Section 2.18 Service means service for the Company (or any subsidiary or affiliate) as an employee in any capacity, service as a director or emeritus director or advisory director of the Company, or, with respect to any individual who is contractually bound by restrictive covenants against competition or solicitation which operate to benefit the Company (or any subsidiary or affiliate), performance under such covenants.

      Section 2.19 Share means a share of common stock of the Company, par value $0.01 per share.

      Section 2.20 Trust means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Recognition and Retention Plan Trust of Mystic Financial, Inc."

      Section 2.21 Trust Agreement means the agreement between Mystic Financial, Inc. and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

      Section 2.22 Trust Fund means the corpus (consisting of contributions paid over to the Trustee, and investments therein), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

      Section 2.23 Trustee means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by Mystic Financial, Inc.


                                 Article III
                                 -----------

                         Shares Available Under Plan
                         ---------------------------


      Section 3.1  Shares Available Under Plan.

      The maximum number of Shares available for Awards under the Plan shall be 102,942. Such Shares may be authorized but unissued Shares or treasury Shares purchased from the Company or they may be outstanding Shares purchased from other holders.


                                 Article IV
                                 ----------

                               Administration
                               --------------


      Section 4.1  Committee.

      The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

      Section 4.2  Committee Action.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

      Section 4.3  Committee Responsibilities.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

            (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

            (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.


                                  Article V
                                  ---------

                               The Trust Fund
                               --------------


      Section 5.1  Contributions.

      The Company shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Individuals shall be permitted.

      Section 5.2  The Trust Fund.

      The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The Trust Agreement shall include provisions conferring powers on the Trustee as to the investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

      Section 5.3  Investments.

      The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in, or other interest bearing obligations of, Medford Co-operative Bank, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Trust Fund be used to purchase more than 102,942 Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.


                                 Article VI
                                 ----------

                                   Awards
                                   ------


      Section 6.1  To Eligible Directors.

      On the Effective Date, each Person who is then an Eligible Director and has completed at least three years of Service as of such Date shall be granted an Award of 4,971 Shares. On the Effective Date, each Person who is then an Eligible Director and has completed less than three years of Service as of such Date shall be granted an Award of 2,200 shares.

      Section 6.2  To Eligible Individuals.

      (a) On the Effective Date, the Person who then holds the position of President and Chief Executive Officer of the Company shall be an Eligible Individual and shall be granted an Award of 24,448 Shares. In addition, on the Effective Date, the Person who is then holding the position of Chief Financial Officer of Company shall be an Eligible Individual and shall be granted an Award of 14,668 Shares.

      (b) Subject to such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted an Award shall be determined by the Committee in its discretion.

      Section 6.3  Awards in General.

      Any Award shall be evidenced by a written notice issued by the Committee to the Eligible Director or Eligible Individual, which notice shall:

            (a)  specify the number of Shares covered by the Award;

            (b)  specify the Award Date;

            (c) specify the dates on which such Shares shall become available for distribution to the Eligible Director or Eligible Individual; and

            (d) contain such other terms and conditions not inconsistent with the Plan as the Board may, in its discretion, prescribe.

      Section 6.4  Share Allocations.

      Upon the grant of an Award to an Eligible Director or Eligible Individual, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Award recipient.

      Section 6.5  Dividend Rights.

      Any dividends or distributions declared and paid with respect to Shares shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to an Eligible Director or Eligible Individual in connection with an Award, the dividends or distributions shall be distributed as soon as administratively feasible to the holder of the Award.

      Section 6.6  Voting Rights.

      (a) Each Eligible Director or Eligible Individual to whom an Award has been made that is not fully vested shall have the right to direct the manner in which all voting rights appurtenant to the Shares related to such Award will be exercised while such Shares are held in the Trust Fund. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Individual, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the voting directions given by Eligible Director or Eligible Individuals with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Individual, all annual reports, proxy materials and other information furnished by the Company, or by any proxy solicitor, to the holders of Shares.

      Section 6.7  Tender Offers.

      (a) Each Eligible Director or Eligible Individual to whom an Award has been made that is not fully vested shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Individual, then the Shares shall not be tendered or exchanged.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Director or Eligible Individuals with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Individual, all information furnished by the offeror to the holders of Shares.


                                 Article VII
                                 -----------

                     Vesting and Distribution of Shares
                     ----------------------------------


      Section 7.1  Vesting of Shares Granted to Eligible Directors.

      The Shares subject to each Award granted to Eligible Directors under the Plan shall vest over a five year period, with 20% of the Shares covered by the Award to vest annually, over a five consecutive year period, on December 31st of each such year and with the first scheduled vesting date to occur on the first December 31st immediately following the Effective Date; provided, however, an Award shall become 100% vested, and all Shares not previously vested shall be distributed, upon the Award holder's death or Disability or on the effective date of any Change in Control.

      Section 7.2  Vesting of Shares Granted to Eligible Individuals.

      Each Award to an Eligible Individual made under the Plan shall become vested at the times and upon the conditions specified by the Committee in the Award notice, or, if not specified, the Shares subject to the Award shall vest over a five year period, with 20% of the Shares covered by the Award to vest annually, over a five consecutive year period, on December 31st of each such year and with the first scheduled vesting date to occur on the first December 31st immediately following the Effective Date; provided, however, an Award shall become 100% vested, and all Shares not previously vested shall be distributed, on the date of the Award holder's death, Disability or on the effective date of any Change in Control.

      Section 7.3  Designation of Beneficiary.

      An Eligible Director or Eligible Individual who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death.
Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Individual dies prior to the Eligible Director or Eligible Individual, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Individual's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Individual's estate or other fiduciary appointed or authorized by a court of competent jurisdiction to collect this asset. If no court proceeding to initiate the administration or settlement of the estate has been brought within one year after the death of the Eligible Individual or Eligible Director and if no such executor or administrator or other person is appointed within such time as the Committee, in its sole discretion, shall deem reasonable (but in no event earlier than one year after such death), any such undistributed Shares of such deceased person shall be paid to one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

      Section 7.4  Manner of Distribution.

      (a) As soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1 and 7.2, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

      (b) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Individual or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

      Section 7.5  Taxes.

      The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.


                                Article VIII
                                ------------

                          Amendment and Termination
                          -------------------------


      Section 8.1  Termination.

      The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to the Company.

      Section 8.2  Amendment.

      The Board may amend or revise the Plan in whole or in part at any time; provided, however, that no such amendment shall authorize the issuance of additional Shares under the Plan without the approval of the shareholders of the Company to the extent required by law; and provided, further, that no such amendment shall adversely affect the rights of any person in or with respect to any Award granted hereunder prior to the date on which such amendment is adopted or made effective, whichever is later.

      Section 8.3  Adjustments in the Event of a Business Reorganization.

      (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Individual shall be adjusted by allocating to the Eligible Director or Eligible Individual receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Individual without any other change in the terms and conditions of the Award.


                                 Article IX
                                 ----------

                                Miscellaneous
                                -------------


      Section 9.1  Status as an Employee Benefit Plan.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

      Section 9.2  No Right to Continued Employment.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of employment by the Company or upon any Eligible Director any right to a continuation of his position as a director of the Company. The Company reserves the right to dismiss any Eligible Individual or remove any Eligible Director or otherwise deal with any Eligible Individual or Eligible Director to the same extent that it could if the Plan had not been adopted.

      Section 9.3  Construction of Language.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

      Section 9.4  Governing Law.

      The Plan shall be construed, administered and enforced according to the federal laws of the United States of America and, in the absence of controlling federal law, according to the internal laws of the Commonwealth of Massachusetts applicable to contracts entered into between citizens and residents of the Commonwealth of Massachusetts to be performed wholly within the borders of such State.

      Section 9.5  Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 9.6  Non-Alienation of Benefits.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

      Section 9.7  Taxes.

      Mystic Financial, Inc. shall have the right to deduct from all amounts paid and property distributed with respect to an Award under the Plan any taxes required by law to be withheld with respect to such Award, or require the person to whom such cash or property is paid or distributed to pay Mystic Financial, Inc. the amount of any tax which Mystic Financial, Inc. is required to withhold with respect to such payment or distribution, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

      Section 9.8  Required Approvals.

      (a) The Plan and all Awards granted hereunder shall be conditioned on the approval of the Plan by the majority of the votes eligible to be cast by holders of Shares of the Company at a lawful meeting of shareholders. No Award under the Plan shall be effective prior to such approval.

      (b) The effectiveness of this Plan shall be conditioned upon its approval by the Commission of Banks of the Commonwealth of Massachusetts.

      Section 9.9  Notices.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

            (a)  If to the Committee:

                 Compensation Committee of the Board of Directors
                 Mystic Financial, Inc.
                 60 High Street
                 Medford, Massachusetts 02155


            (b) If to an Award recipient, to the Award recipient's address as shown in the personnel records of Mystic Financial, Inc.


Mystic Financial, Inc.                                          REVOCABLE PROXY




         This Proxy is solicited on behalf of the Board of Directors of Mystic Financial, Inc. for the Special Meeting of Stockholders
                        to be held on March 24, 1999.

The undersigned stockholder of Mystic Financial, Inc. hereby appoints Richard M. Kazanjian, John J. McGlynn and Robert H. Surabian, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Mystic Financial, Inc. held of record by the undersigned on February 5, 1998, at the Special Meeting of Stockholders (the "Special Meeting") to be held at 10:00 a.m., Eastern Time, on March 24, 1999, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Special Meeting of Stockholders and Proxy Statement, dated February 22, 1999, and upon such other matters as may properly come before the Special Meeting. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR Proposals 1, 2 and 3.

          PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
              AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


The Board of Directors of Mystic Financial, Inc. unanimously recommends a vote "FOR" the proposals in Items 1, 2 and 3.

I Will Attend Special Meeting.                    [ ]

Please Mark Your Choice Like This in Blue or Black Ink.     [X]

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1.    Approval of the Mystic Financial, Inc. 1999 Stock Option Plan.

            For                    Against                Abstain
            [ ]                      [ ]                    [ ]

----------------------------------------------------------------------------

2.    Approval of the Mystic Financial, Inc. 1999 Recognition and Retention
      Plan.


            For                    Against                Abstain
            [ ]                      [ ]                    [ ]

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3.    Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting.

            For                    Against                Abstain
            [ ]                      [ ]                    [ ]

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The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement for the Special Meeting.

----------------------------------------------------------------------------


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                                Signature(s)

Dated:                                                                , 1999
       ---------------------------------------------------------------

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.